Exhibit 10.5

北京经开·经开大厦 租赁合同

Contract on Lease of Jingkai Building of Beijing Jingkai

租赁合同编号：（ ）租字（ ）初字第（ ）号

Lease Contract No.: ( ) Zu Zi ( ) Chu Zi No. ( )

甲方（出租人）：北京经开工大投资管理有限公司

Party A (lessor): Beijing Jingkai Gongda Investment Management Co., Ltd.

住所：北京经济技术开发区地盛北街1号院2号楼

Domicile: Building 2, Couryard 1, North Disheng Street, Beijing Economic and Technological Development Area

邮编：100176

Zip code: 100176

电话：67873388

Tel: 67873388

传真：67871204

Fax: 67871204

法定代表人：周世义

Legal Representative: Zhou Shiyi

乙方（承租人）：北京华夏大地远程教育网络服务有限公司

Party B (lessee): Beijing Huaxia Dadi Distance Learning Services Co., Ltd.

住所：北京经济技术开发区地盛北街1号院21号楼

Domicile: Building 21, Couryard 1, North Disheng Street, Beijing Economic and Technological Development Area

邮编：100176

Zip code: 100176

电话：57925024

Tel: 57925024

传真：57925056

Fax: 57925056

法定代表人：于洋

Legal Representative: Yu Yang

鉴于：

Whereas:

1、出租人甲方是按中华人民共和国的法律规定，拥有中国北京经济技术开发区地盛北街1号院40号楼502A、503A、505房屋的所有权，有权按照法律的规定和自己的意愿，将以上房屋出租给他人并取得相应的收益；

1. Party A, the lessor, has the ownership of Houses 502A, 503A and 505 at Building 40, Courtyard 1, North Disheng Street, Beijing Economic and Technological Development Area ("Leased Houses") under laws of the People's Republic of China, and has the right to lease such houses to others for gains according to laws and at its will.

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2、承租人乙方是按照中华人民共和国的法律规定，经工商行政管理部门注册登记，具有合法经营权的独立法人，具备民事权利能力和民事行为能力；在按本合同项下的约定向甲方支付了乙方应缴的租金和费用后，乙方有独立自主地在租赁房屋内从事合法经营活动的权利。

2. Party B, the lessee, registered with the administrative department for industry and commerce under laws of the People's Republic of China, is an independent legal person with legal management right, and has the capacity for civil rights and the capacity for civil conduct; After paying to Party A the rental and fees payable by Party B under agreement hereunder, Party B shall have the right to independently engage in legal operating activities in the Leased Houses.

3、乙方现为办公需要,需租用甲方所有的经开大厦园区的房屋；

3. Party B needs to rent houses owned by Party A in the Jingkai Building Park for office purpose.

现甲、乙双方在平等自愿、协商一致的基础上，就乙方租赁甲方所有的房屋的有关事宜达成如下条款，以资共同遵守。

Now, therefore, Party A and Party B have reached, based on equality and willingness and consensus consultation, the following terms in respect of matters relating to Party B's rent of houses owned by Party A, for mutual compliance.

第一条 租赁房屋的基本情况

Article 1 General Information of Leased Houses

1.1甲方同意按照本合同的约定向乙方出租，乙方同意按照本合同的约定向甲方承租位于北京经济技术开发区地盛北街1号40号楼的房屋。该房屋土地用途为综合，房屋性质为：办公具体租赁房屋的栋号见本会同附件一。

1.1 Party A agrees to rent to Party B and Party B agrees to rent from Party A, under this Contract, houses at Building 40, Courtyard 1, North Disheng Street, Beijing Economic and Technological Development Area. The houses are of comprehensive land use, and of the nature of: office purpose. See Appendix I to this Contract for the specific number of building where the Leased Houses are located.

签订本合同前，乙方已明确知悉租赁房屋的权属情况及抵押情况，并不持异议。

Before signing this Contract, Party B has been clearly aware of the ownership and mortgage situation of the Leased Houses, and has no objection thereto.

1.2租赁房屋的建筑面积为600平方米。为避免将来发生争议，若租赁房屋的建筑面积与任何人士、组织或机关测量的建筑面积、租用面积或其它算法的面积有出入，双方同意不对租赁房屋的各种面积的算法进行比较，仍以本合同列明的租用建筑面积为准。

1.2 The construction area of Leased Houses is 600 square meters. For avoidance of future disputes, in case of any difference between the construction area of the Leased Houses and the construction area, lettable area or the area under other arithmetic as measured by any person, organization or organ, the Parties agree not to compare all area arithmetic for the Leased Houses, and will apply the lettable area set forth in this Contract.

第二条 租赁房屋的用途

Article 2 Use of Leased Houses

2.1乙方向甲方承诺，本合同项下租赁房屋将用于：办公。乙方将租赁房屋作为上述用途经营需办理相关证照时，甲方应予以协助。

2.1 Party B undertakes to Party A that the Leased Houses hereunder will be used for: office purpose. When Party B needs to handle the relevant permits or licenses for using the Leased Houses for the said purpose, Party A shall give assistance.

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2.2乙方进行经营活动必须遵守国家法律、法规、政府相关政策和甲方对租赁房屋管理的有关规定。非经甲方书面同意，以及按规定须经政府有关部门审批而未核准前，乙方不得擅自从事和改变本合同约定的使用用途。合同期内乙方若有违反本条款的情况，甲方有权立即解除本合同，乙方须向甲方赔偿其蒙受的一切损失。

2.2 Party B shall engage in operating activities subject to state laws and regulations, the relevant government policies and Party A's rules on the management of the Leased Houses. Party B may not engage in and change the use agreed herein without Party A's written consent and before approval from the relevant governmental departments to which the engagement or change is subject is obtained. Party A has the right to immediately discharge this Contract if Party B violates this article during the Contract Term, and Party B shall compensate Party A for all losses suffered by Party A.

2.3乙方在租赁房屋内、外的所有布置，包括广告宣传、灯箱、招牌标记、装饰、旗帜、海报、橱窗和货架的陈列等均须事先征得相关政府职能部门的认可及完全符合相关管理机构设定的规格和标准。

2.3 All layout arranged by Party B inside and outside the Leased Houses, including advertising, light boxes, signboard marks, decoration, flags, posters, showcase and shelves display, shall be subject to prior consent of the relevant governmental functional departments approved and fully comply with the specifications and standards set by the relevant management authorities.

2.4非经甲方书面特别允许，不得使用甲方的名称或其公开标识。

2.4 Party B shall not use the name or public identification of Party A unless specially permitted by Party A in writing.

第三条 租赁期限

Article 3 Lease Term

3.1租赁房屋的承租期为5年，租期自2016年9月1日起至2021年8月31日。

3.1 The lease term of Leased Houses is five years from September 1, 2016 to August 31, 2021.

3.2甲方给予乙方2个月的期限（即2016年7月1日至2016年8月31日）作为乙方进行租赁房屋装修改造期（下称“装修期”）。装修期内乙方无需支付租金，乙方应缴纳除租金外的本合同约定的与使用租赁房屋有关的其他费用。

3.2 Party A will give Party B a period of two months (from July 1, 2016 to August 31, 2016) for Party B's decoration and renovation of the Leased Houses (hereinafter referred to as "Decoration Period"). Party B needs not to pay rental during the Decoration Period. Party B shall pay fees relating to the use of Leased Houses as agreed herein other than rental.

3.3租赁期满，乙方如需继续租赁的，享有优先续租权，但乙方应在租赁期限届满前3个月前向甲方提出书面续租的申请，甲、乙双方在此基础上签订《续租合同》或新的《租赁合同》。若乙方未能在前述期限内向甲方提出书面续租要求并且双方在本合同期满前1个月内未能签订《续租合同》或新的《租赁合同》，乙方的续租权将被视为放弃。在此情况下，甲方有权在本合同到期后将本合同项下约定的租赁房屋出租给任何第三方。

3.3 Where Party B needs to renew the lease upon the expiration of the Lease Term, it shall enjoy the priority to renew the lease, provided, however, that Party B shall file a written renewal application to Party A three months before the expiration of the Lease Term, and Party A and Party B shall conclude a Contract on Renewal of Lease or a new Lease Contract on this basis. If Party B fails to file a written renewal application with Party A within the said time limit and the Parties fail to conclude a Contract on Renewal of Lease or a new Lease Contract within one month before the expiration of this Contract, Party B's right of renewal shall be deemed as having been waived. In this case, Party A has the right to lease the Leased Houses agreed herein to any third Party After the expiration of this Contract.

3.4承租期满前3个月内，甲方有权向未来的租客展示租赁房屋，乙方应予以配合。

3.4 Within three months prior to the expiration of the Lease Term, Party A has the right to show the Leased Houses to future tenants, and Party B shall provide cooperation.

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第四条 租赁房屋的交付

Article 4 Delivery of Leased Houses

4.1甲方应于2016年7月1日之前向乙方办理租赁房屋的交付手续，视为甲方已履行将租赁房屋依约交付给乙方的义务。自交接日起，由于使用租赁房屋而产生的一切法律责任、费用由乙方承担；由于租赁房屋本身产生的法律责任及费用由甲方承担。

4.1 Party A shall handle formalities for the delivery of Leased Houses with Party B before July 1, 2016, after which Party A shall be deemed as having fulfilled the obligation to deliver the Leased Houses to Party B as agreed. As of the delivery date, any and all legal liability and costs arising from the use of Leased Houses shall be borne by Party B; while the legal liability and costs arising from Leased Houses themselves shall be borne by Party A.

4.2租赁房屋交付时，甲方应保证租赁房屋内处于腾空、清洁状态或乙方认可的状态。在甲、乙双方交接租赁房屋前，双方应对租赁房屋及现有装修、附属设施、设备的正常运行状态进行确认并签定确认书，确认书作为本合同附件。

4.2 When the Leased Houses are delivered, Party A shall ensure that the Leased Houses are vacated or clean or in a state approved by Party B. Before handing over the Leased Houses, the Parties shall confirm the normal operation status of the Leased Houses and their existing decoration, ancillary facilities and equipment and sign the confirmation letter as an appendix to this Contract.

4.3双方委派代表对租赁房屋进行交接。需约定的有关事宜，由甲、乙双方分别于交付日加以验收及说明，并记载于交接记录。甲、乙双方同意以本合同约定的交接确认书和交接记录（如有）为甲方向乙方交付租赁房屋和本合同解除或提前解除时乙方向甲方返还租赁房屋之验收依据。

4.3 The Parties delegate representatives to hand over the Leased Houses. The relevant matters to be agreed shall be accepted and explained by Party A and Party B respectively on the delivery date and recorded in the hand-over records. The Parties agree to treat the hand-over confirmation letter and hand-over records (if any) as agreed in this Contract as the basis for accepting Party A's delivery of Leased Houses to Party B and Party B's return of Leased Houses to Party A when this Contract is discharged or discharged in advance.

4.4若乙方在2016年7月1日过后仍未向甲方办理租赁房屋的交付手续，每逾期一日，乙方需按首季租金的万分之五向甲方支付违约金，装修期及起租日期不予顺延。逾期超过30日的，甲方有权以书面形式通知乙方解除本合同，乙方已交付的租赁定金不予退还。

4.4 If Party B still fails to handle the formalities for delivery of Leased Houses with Party A after July 1, 2016, Party B shall pay to Party A liquidated damages at 0.05% of the rental for the first quarter for each day overdue, and the Decoration Period and date of commencement of lease will not be postponed accordingly. In case of being overdue for over 30 days, Party A shall have the right to notify Party B in writing to discharge this Contract and the rental deposit paid by Party B will not be returned.

4.5若甲方未能在2016年7月1日前将符合本合同约定条件的租赁房屋交付给乙方，装修期及起租日期均相应顺延。每逾期一日，甲方需按首季租金的万分之五向乙方支付违约金。逾期超过30日的，乙方有权以书面形式通知甲方解除本合同，甲方需双倍返还乙方的租赁定金。

4.5 If Party A fails to deliver the Leased Houses meeting the conditions agreed herein to Party B before July 1, 2016, the Decoration Period and the date of commencement of lease shall be postponed accordingly. Party A shall party to Party B liquidated damages at 0.05% of the rental for the first quarter for each day overdue. In case of being overdue for over 30 days, Party B shall have the right to notify Party A in writing to discharge this Contract and Party A shall return to Party B two times of the rental deposit paid by Party B.

4.5逾期30日后，若甲、乙双方有意继续履行本合同的，则双方可协商再次选定一个日期为交付日，装修期及起租日期均顺延。违约方不承担逾期违约责任，有关交付的规定仍以本合同项下的规定执行。

4.5 If, after the delivery is overdue for 30 days, Party A and Party B intend to continue to perform this Contract, the Parties may select another day as the delivery date through negotiation and the Decoration Period and the date of commencement of lease will be postponed accordingly. The breaching party will not bear the liability for being overdue and the relevant delivery provisions will still be subject to the provisions hereof.

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第五条 租金、其他费用及支付方式

Article 5 Rental, Other Costs and Terms of Payment

5.1本合同中所涉租金、其他费用均以人民币为报价及支付。乙方应全额承担汇款所发生的银行费用，并支付至甲方指定账号。

5.1 Rental and other costs involved in this Contract shall be quoted and paid in Renminbi. Party B shall bear all bank charges incurred from remittance and pay to Party A's designated account.

开户人：北京经开工大投资管理有限公司

Opened by: Beijing Jingkai Gongda Investment Management Co., Ltd.

开户行：北京银行经济技术开发区支行

Opening bank: Economic and Technological Development Zone Sub-branch of the Bank of Beijing

银行账号：01090978000120109000643

Bank Account: 01090978000120109000643

5.2租赁房屋的租金为：

5.2 The rental for the Leased Houses amounts is:

2016年9月1日至2019年8月31日期间为2.5元/平米/天。

RMB2.5/m2/day during the period from September 1, 2016 to August 31, 2019.

2019年9月1日至2021年8月31日期间为2.6元/平米/天。

RMB2.6/m2/day during the period from September 1, 2019 to August 31, 2021.

租金包括租赁租金、空调设备系统及附属设施设备的使用费。但不包括物业管理费、租赁房屋设施设备运行所产生的能源费用、租赁房屋除建筑物本身财产险外的其他保险费用，也不包括与使用租赁房屋有关的其它费用。

The rental includes the lease rental and cost of using air conditioning system and ancillary facilities and equipment, but excludes property management fee, energy costs incurred by the operation of facilities and equipment of the Leased Houses, cost of insurance (other than property insurance for the constructions themselves) for the Leased Houses, and other costs relating to the use of the Leased Houses.

5.3租金支付方式为按季度支付，先行支付。其中，首笔租金135,000元，乙方应于本合同起租之日前7个工作日内支付给甲方；

5.3 The rental is payable quarterly and shall be paid in advance. Specifically, the first installment of rental is RMB135,000 which shall be paid by Party B to Party A within seven working days before the date of commencement of lease hereunder;

2016年9月1日至2019年8月31日期间租金为135,000元/季度：

The rental shall be RMB135,000/quarter during the period from September 1, 2016 to August 31, 2019.

2019年9月1日至2021年8月31日期间租金为140,400元/季度：租金应在下一季度提前7天向甲方支付。所述日期恰逢法定休假日的，则应相应提前。逾期支付的，每逾期一日，则乙方需按未付当季度租金的万分之五支付违约金。乙方支付租金的日期以甲方银行实际收款单据之日为准。

The rental will be RMB140,400/quarter during the period from September 1, 2019 to August 31, 2021: The rental shall be paid by Party B to Party A seven days before the beginning of the next quarter. If the said date falls on a legal holiday, the payment shall be made in advance. In case of overdue payment, Party B shall party to Party A liquidated damages at 0.05% of the rental for the corresponding quarter. The date of payment of rental by Party B shall be subject to the date indicated on the actual receipt voucher of Party A's bank.

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5.4甲、乙双方约定，于本合同签订之日起15个工作日时，乙方应向甲方缴纳45,000元作为向甲方的租赁保证金，以确保乙方遵守在本合同项下其必须遵守的一切条文规定。在整个租赁期内保证金由甲方保管，甲方无须向乙方支付保证金的利息。乙方应于签订本合同前缴清该保证金，甲方收取保证金后向乙方开具收款凭证。

5.4 Party A and Party B agree that Party B shall pay RMB45,000 to Party A as a lease deposit within 15 working days after this Contract is concluded, to ensure that Party B complies with all provisions that it is subject to under this Contract. The deposit will be kept by Party A during the whole Lease Term and Party A needs not to pay interest on the deposit to Party B. Party B shall pay off such deposit before signing this Contract and Party A shall issue a receipt voucher to Party B after receiving the deposit.

5.5如乙方在征得甲方书面许可后将租赁房屋转租，乙方同意将转租承租人应交纳的租金按合同约定的时间和期限直接向甲方交纳，乙方应向甲方出具委托收款授权委托书，由甲方直接向转租承租人开具相关票据。如转租承租人向甲方交纳的租金不足以支付乙方依本合同约定所应承担的租金金额时，乙方需按本合同的约定予以补足。因本款约定而产生的税费及法律责任由乙方自行承担。

5.5 If Party B sub-lease the Leased Houses upon written permit by Party A, Party B agrees to directly pay the rental payable by the sub-lessee according to the date and time limit agreed herein, and Party B shall issue a power of attorney for entrusted collection of payment to Party A which shall directly issue the relevant invoices to the sub-lessee. If the rental paid by the sub-lessee to Party A is insufficient to cover the rental payable by Party B hereunder, Party B shall supplement the difference as agreed herein. Taxes and legal liability arising from the agreement in this article shall be borne by Party B.

5.4承租期内租赁房屋运行所需的费用，包括水费、燃气费、电费、电话费、光缆电视收视费、宽带费等等费用，由乙方自行承担。乙方应在收到甲方或甲方委托的物业服务企业的书面通知后五日内向甲方支付上述费用，甲方有权向乙方按所欠缴付费用总额的千分之一按日计算收取滞纳金，直至乙方全数付清其所应付费用之日为止。

5.4 Costs of the operation of the Leased Houses during the Lease Term, including water fee, gas fee, electricity fee, telephone fee, cable TV license fee, broadband fee and so on, which shall be borne by Party B. Party B shall pay the said fees to Party A within five days after receipt of the written notice from Party A or the property service enterprise entrusted by Party A, and Party A has the right to collect late fees from Party B at 0.1% of the total outstanding fee for each day overdue until Party B pays off all fees payable by it.

5.6在不影响本合同项下甲方其它权利的前提下，甲方须于本合同终止或提前终止后乙方按本合同规定将租赁房屋返还予甲方且结清本合同项下乙方应付的所有款项后十个工作日内，凭收款凭证把保证金无息退还乙方。

5.6 Without prejudice to other rights of Party A hereunder, Party A shall return the deposit to Party B free of interest on the strength of the receipt voucher, within ten working days after Party B returns the Leased Houses to Party A according to this Contract and pays off all fees payable by it hereunder when this Contract is terminated or terminated in advance.

5.7如果乙方违反本合同的任何约定或条款，拖欠支付本合同规定的任何款项包括但不限于租金、物业管理费及其它费用等，在不影响甲方其它权利或补救的前提下，甲方有权以该保证金或其任何部分抵付任何欠款或甲方因乙方违约而根据本合同规定可以要求其承担的任何其它款项。在甲方以此方式使用该保证金或其任何部分的情形下，乙方应在收到甲方通知的15日内向甲方支付一笔款项，以补足该保证金。若不补足，则构成乙方违约。如乙方未按本条规定缴付或补足保证金，则甲方有权终止本合同。如甲方因此终止本合同，乙方应承担违约责任。

5.7 If Party B default on any fees prescribed herein, including but not limited to rental, property management fee and other fees, in violation of any agreement or clause herein, without prejudice to other rights or remedies of Party A, Party A has the right to offset the deposit or any part thereof against any arrears or other payments that Party A may require Party B to make according to this Contract due to Party B's default. Where Party B uses the deposit or any part thereof in this way, Party B shall make a payment to Party A within 15 days after receipt of Party A's notice to complement the deposit. Party B's failure to complement the deposit will constitute its breach of contract. If Party B fails to pay or complement the deposit in accordance with this article, Party A has the right to terminate this Contract. If Party A hence terminates this Contract, Party B shall bear the liability for breach of contract.

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第六条 租赁房屋的维修保养

Article 6 Maintenance of Leased Houses

6.1甲方负责对租赁房屋建筑结构及附属设备、设施的日常维修保养，乙方应予以配合。乙方自行改造后的房屋及设备、设施需负自费维修的责任。

6.1 Party A is responsible for the daily maintenance of the building structure and ancillary equipment and facilities of the Leased Houses and Party B shall offer cooperation. Party B shall be responsible for repairing the houses, equipment and facilities renovated by itself at its own cost.

6.2上述维修保养过程中，若由于双方（包括其雇员、访客及授权人士）的过失或过错行为对租赁房屋造成的损坏，则由过失方承担有关的维修费用及赔偿费用。

6.2 In case of damage to the Leased Houses due to the negligence or fault of the Parties (including their employees, visitors and authorized persons) during the said maintenance process, the fault party shall bear the relevant costs for maintenance and compensation.

6.3租赁房屋区域内乙方自行进行的装修及改造的设施、设备需按国家及北京市、北京市经济技术开发区相关职能部门的要求按期检测及维修保养，上述工作由乙方自行进行并承担费用；检测合格底单需向甲方或租赁房屋的物业服务企业进行按期备案。乙方须保持租赁房屋装修及其设施、设备处于良好运行状况，并须承担租赁房屋及设施、设备因未检测、失修或损毁而对任何人造成的人身伤害或财产损失的赔偿责任。

6.3 Facilities and equipment within the area of Leased Houses which are decorated and renovated by Party B itself shall be regularly tested and maintained according to the requirements of the related functional departments of the state, the Beijing Municipality and Beijing Economic and Technological Development Area. Such work shall be carried out independently by Party B at its own costs. And the original of the certificate proving the test if passed shall be regularly filed with Party A or the enterprise providing property service for the Leased Houses for record. Party B shall keep the decoration of and the facilities and equipment in the Leased Houses in good condition, and shall be liable for compensation for personal damage or property loss to any person due to non-testing, disrepair or damage of the Leased Houses and equipment and facilities therein.

6.4本合同期内，乙方应保持租赁房屋及其内部的可租用及正常使用状态。即使乙方按本合同的规定取得甲方事先书面同意，乙方仍须保持该房屋及其内部（除自然损耗外）的可租用及正常使用状态。甲方如发现租赁房屋的任何部分存在损坏（除自然损耗外）时，应向乙方发出书面通知。在甲方书面通知发出后的七日内（在特殊情况下，双方可协商另一时限），乙方应完成上述修缮。如乙方在期限内没有进行该项工作，则甲方有权自行进行该项工作，所需费用由乙方承担。

6.4 During the period of this Contract, Party B shall keep the Leased Houses and interiors thereof rentable and in ordinary use conditions. Though Party B has obtained Party A's prior written consent according to this Contract, Party B shall still keep the houses and interiors thereof (excluding natural losses) rentable and in normal use conditions. If Party A finds any damage to any part of the Leased Houses (except for natural loss), Party A shall give written notice to Party B. Within seven days after Party A gives the written notice (or within another time limit agreed by the Parties in special circumstances), Party B shall complete the above repair. If Party B fails to carry out the work within the time limit, Party A shall have the right to undertake the work itself at the costs of Party B.

6.5租赁房屋区域内的中央空调设备及其它机电设备装置，乙方应小心及合理地使用及调节该等设备装置，甲方负责对该设备装置提供定期的及按乙方合理要求的维修服务。但因乙方不正当使用或疏忽使用造成的损害，其维修费用由乙方承担。

6.5 Party B shall carefully and reasonably use and regulate central air-conditioning equipment and other electrical equipment and devices within the area of Leased Houses, and Party A shall maintain such equipment and devices regularly or at Party B's reasonable request. But in case any damage to the said equipment and devices due to improper use or careless use by Party B, they shall be maintained at the costs of Party B.

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6.6因乙方过错造成对租赁房屋的门窗或玻璃损坏、毁坏，乙方必须向甲方支付或偿还因甲方更换该租赁房屋所有破损的窗户和玻璃而引起的一切费用或者经甲方事先同意由乙方自行负责修复至原状，经甲方验收通过。

6.6 Where doors, windows or glasses of the Leased Houses are damaged or destroyed due to Party B's fault, Party B shall pay to or compensate Party A for any and all costs arising from Party A's replacement of all such damaged or destroyed doors, windows or glasses or shall independently repair the same to their original state upon Party A's prior consent subject to Party A's acceptance.

6.7对由下列因过错方的责任导致的事故而造成甲、乙双方或第三人的财产损失、人身损害，由过错方对造成的损失、损害承担全部赔偿责任：

6.7 Any property loss or personal damage to Party A, Party B or any third party caused by an of the following incidents on account of the liability of the fault party shall be compensated by the fault party:

（1）租赁房屋的电机、电器装置、电机电器用品或电线的故障或失修；

(1) failure or disrepair of motors, electrical devices, or motor or electrical appliances or wires in the Leased Houses;

（2）租赁房屋的水管通道或厕所堵塞或损坏；

(2) clog or damage of water pipes or toilets in the Leased Houses;

（3）火或烟雾在租赁房屋扩散；

(3) the spread of fire or smoke in the Leased Houses;

（4）任何来源的水在租赁房屋的泄露或满溢； or

(4) the leaking or overflowing of water from any source in the Leased Houses;

（5）任何其他对租赁房屋任何区域造成的损坏。

(5) any other damage to any area of the Leased Houses.

6.8甲方有权在发出通知24小时后且乙方未立刻清理的情形下，以甲方认为妥当的方法，清理及处置乙方留下或未处理好的任何装箱、纸盒、垃圾或其它任何种类或性质的障碍物。甲方并不因此向乙方或第三人承担任何责任。乙方须向甲方支付因其执行本条规定而发生的所有开支和费用。

6.8 Party A has the right to clean up and dispose of any packing boxes, boxes, waste, or obstacles of any other kind or nature that are left by Party B or untreated, in the way Party A considers appropriate, if 24 hours have lapsed after Party A notifies Party B and Party B fails to immediately clean up such packing boxes, boxes, waste, or obstacles. Party A will assume no liability for Party B or any third Party Accordingly. Party B shall pay to Party A any and all expenses and costs incurred by Party A to implement the present article.

6.9若乙方未能遵守本条规定进行有关修缮和维护，甲方有权在提前24小时通知乙方后自行进行修缮和维护工作，由此发生的费用由乙方承担。

6.9 If Party B fails to make the relevant maintenance and repair according to the present article, Party A shall have the right to make such maintenance and repair at the costs of Party B after notifying Party B 24 hours in advance.

6.10在承租期内，乙方须自费更换租赁房屋内损毁的灯泡、灯管或其他设备，或由甲方或租赁房屋的物业服务企业代为更换乙方租赁房屋内损毁的灯泡、灯管或其他设备，但乙方须向甲方或租赁房屋的物业服务企业支付该费用。

6.10 During the Lease Term, any damaged light bulbs, lamps or other equipment in the Leased Houses shall be replaced by Party B at its own cost, or may be replaced by Party A or the enterprise providing property service for the Leased Houses on behalf of Party B, in which case, Party B shall make payment to Party A or such enterprise.

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6.11在承租期间，甲方保证租赁房屋及其设施设备处于正常的可使用和安全的状态。甲方对租赁房屋进行检查、养护，应提前24小时通知乙方（紧急情况除外）。检查养护时，乙方应予以配合。甲方应尽量减少对乙方使用租赁房屋的影响。

6.11 During the Lease Term, Party A shall guarantee that the Leased Houses and facilities and equipment therein are in normal usable and safe conditions. Party A shall notify Party B 24 hours before it makes any inspection or maintenance of the Leased Houses (except for emergency cases).Party B shall cooperate with Party A in such inspection or maintenance. Party A shall minimize the impact on Party B's use of Leased Houses.

6.12遇到紧急事态时，若在办公或营业时间内，甲方由乙方人员陪同进入租赁房屋，但在非办公或营业时间内且无法联络到乙方的情况下，甲方或其授权的代表可进入租赁房屋进行抢修，但甲方应保证乙方财产的安全，但因事故造成的乙方的财产损失，甲方无须承担任何赔偿责任。

6.12 In case of an emergency, if the emergency occurs in working or business hours, Party A may enter the Leased Houses accompanied by Party B's personnel, but if the emergency does not occur in working or business hours and it is unable to contact Party B, Party A or its authorized representative may enter the Leased Houses for first-aid repair, provided, however, that Party A shall ensure the safety of Party B's property; but Party A will bear no liability for compensating Party B's property loss caused by the incident.

6.13乙方须在租赁房屋遭受到损毁，或任何第三人在租赁房屋受伤、或租赁房屋发生火警或意外，租赁房屋的水管通道、煤气管道、电线、装置等设施、设备出现损坏、破裂、缺陷时，立即以口头或书面形式通知甲方或甲方的物业服务企业。甲、乙双方按本合同约定的维修责任及时进行修复。如因乙方未及时通知而致使损失过大时，该损失扩大部分由乙方承担责任。

6.13 Party B shall immediately notify Party A or Party A's property service enterprise, in oral or written form, if the Leased Houses are damaged, or if any third party is injured in the Leased Houses, or if the water pipes, gas pipes, wires, devices and other facilities and equipment in the Leased Houses are damaged, broken or defective due to fire or accident in the Leased Houses. Party A and Party B shall make timely repair according to the maintenance responsibilities as agreed herein. If the losses are increased due to Party B's failure to give timely notice, the increased part of the losses shall be borne by Party B.

6.14乙方在承租期内对租赁房屋进行的任何装修工程，其设计与图纸必须取得甲方的事先书面同意，甲方不得不合理地拒绝。在征得所有必要的政府部门的书面同意和批准后，方可进行。有关报批费用由乙方自行承担。

6.14 The design and drawing of any decoration work in the Leased Houses to be carried out by Party B during the Lease Term shall be subject to Party A's prior written consent which shall not be unreasonably withheld. Such decoration work may be carried out only after all necessary written consents and approvals are obtained from government departments. The related expenses for obtaining such approval shall be borne by Party B.

6.15若在承租期内，政府任何主管部门对租赁房屋的装修、改造（包括消防设备、安全系统等）提出任何书面整改要求，乙方均须按政府主管部门的要求进行修改。

6.15 If any competent governmental department require in writing for recertification of the decoration or renovation of the Leased Houses (including firefighting equipment, safety system, etc.) during the Lease Term, Party B shall rectify according to the requirements of the competent governmental department.

6.16附着于租赁房屋的所有附着物及其它任何时候的改造成果，均应是租赁房屋的组成部份（乙方自行安装的设施设备除外），亦应视为是甲方的财产。除非与甲方达成书面协议，乙方不得将其移除。经达成协议，甲方可移除某些自有的附着物，并可允许乙方安装其附着物，乙方同意就其作为或不作为所引起的甲方附着物的损失、费用、支出和损害，向甲方做出补偿。由乙方自费安装的任何附着物或其改造，只要不是甲方要求进行的，均可由乙方在本合同承租期满前从租赁房屋中移除，而且在甲方提出要求时，必须移除。乙方应支付移除的费用以及因移除而需进行的修缮租赁房屋的费用。

6.16 All attachments to Leased Houses and all renovation results thereof at any other time are integral part of the Leased Houses (except for equipment and facilities installed by Party B) and shall be deemed as Party A's property. They shall not be removed by Party B unless under a written agreement with Party A. Party A may remove some of its own attachments upon agreement, and may permit Party B to install Party B's attachments. Party B agrees that it will compensate for Party A for any losses, expenses, costs and damages concerning part a's attachments due to Party B's act or omission. Any attachments installed by Party B at its own cost or renovations thereof may be removed from the Leased Houses by Party B before the expiration of the Lease Term to the extent such installment or renovation is not required by Party A; and must be removed at the request of Party A. Party B shall pay the cost of removal and the cost of repairs to the Leased Houses due to such removal.

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第七条 租赁房屋的转租、转让

Article 7 Sublease or Assign of Leased Houses

7.1甲方将本合同项下租赁房屋转让给第三方，甲方承诺将以租赁房屋的新所有者接受本合同条款作为租赁房屋转让的先决条件。

7.1 If Party A assigns the Leased Houses hereunder to a third party, Party A undertakes that it is a precedent condition for the assignment of the Leased Houses that the new owner of the Leased Houses accept terms hereof.

7.2本合同期内，甲方不得就租赁房屋与任何第三方单独签订任何租赁合同或协议。

7.2 During the contract period, Party A may not separately conclude any lease contract or agreement with any third party in respect of the Leased Houses.

7.3本合同期内，乙方不得将本租赁合同转让给任何第三方，除非得到甲方的事先同意。

7.3 During the contract period, Party B may not assign this lease contract to any third party except with Party A's prior consent.

第八条 租赁房屋的交还

Article 8 Return of Leased Houses

8.1甲方在本合同约定的承租期届满前三个月内，除非甲、乙双方已签订《续租合同》或新的《租赁合同》，否则甲方有权在不影响乙方的情况下带领有意承租租赁房屋的人员在乙方人员的陪同下进入租赁房屋观看，但需提前24小时通知乙方。

8.1 Within three months before the expiration of the Lease Term agreed herein, Party A has the right to bring, without prejudice to Party B, persons intending to rent the Leased Houses to the Leased Houses for viewing accompanied by Party B's personnel, to the extent of notifying Party B 24 hours in advance.

8.2乙方应在本合同承租期届满前或提前终止后30日内，将租赁房屋及其设施设备恢复至交付使用时的原貌（经双方同意保留的内部装修、装饰或附属物除外）。同时将有关锁匙交还甲方或甲方的物业服务企业。若返还时不符合本合同要求的，甲方可代为修缮，但所需的费用由乙方承担。

8.2 Within 30 days before the expiration of the Lease Term hereof or after early termination of this Contract, Party B shall restore the Leased Houses and facilities and equipment therein to the original status at the time of delivery, except for interior decoration or appendants which the Parties agree to retain. At the same time, Party B shall return the keys to Party A or Party A's property service enterprise. If the Leased Houses and facilities and equipment therein do not meet the requirements hereof at the time of return, Party A may repair them on behalf at the cost of Party B.

8.3乙方返还租赁房屋时，应经甲方验收认可，乙方结清其应当承担的一切费用。经双方签订返还协议，清场结束。

8.3 The Leased Houses returned by Party B shall be subject to the check and acceptance of Party A, and Party B shall pay off all costs it bears. The clearing work will come to an end upon the Parties sign a return agreement.

8.4若乙方未按约定的时间将租赁房屋返还甲方，则乙方应赔偿甲方因此而遭受的一切损失。同时每逾期一日，乙方须向甲方缴纳滞留金，相当于2倍的当年日租金及其他费用。但该续占时间不得超过30日，逾期后甲方有权即时封闭租赁房屋，且甲方有权处理乙方遗留的物品，乙方或任何第三人不得提出异议或追讨。

8.4 If Party B fails to return the Leased Houses to Party A at the agreed time, Party B shall compensate Party A for all losses to Party A arising therefrom. Meanwhile, Party B shall pay to Party A late fees, equivalent to two times of the daily rental for the current year and other fees, for each day overdue. However, the return may not be overdue for more than 30 days after which Party A has the right to immediately close the Leased Houses and to dispose of articles left by Party B, and Party B or any third party may not raise an objection or claim a recovery.

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8.5在承租期结束或提前终止时，乙方已将租赁房屋交还给甲方后，如租赁房屋内乙方遗留下任何装饰、家具、装备、物件或其他任何物品，均视为乙方放弃前述物品，甲方有权以任何方式处理前述物品但需以书面形式通知乙方并给予乙方一个合理的期限处理该物品。乙方或任何第三人不得提出任何异议及追讨。因清除、清理、处理前述物品所产生的所有费用由乙方承担。

8.5 When the Lease Term expires or is early terminated, any decoration, furniture, equipment, things or any other articles left by Party B in the Leased Houses after it returns the Leased Houses to Party A, shall be deemed as having been waived by Party B; and Party A has the right to dispose of any of such articles in any manner to the extent of notifying Party B in writing and giving Party B a reasonable period to dispose of such articles. Party B or any third party shall not raise any objection and claim a recovery. Any and all costs incurred to remove, clear up or dispose of such articles shall be borne by Party B.

8.6在交还租赁房屋时，乙方不得以任何理由向甲方提出偿还因装修而支出的各种费用，不得要求甲方收购租赁房屋内的装修和乙方自己增附的各种设施、设备，亦不得要求甲方支付搬运费、撤离费或拆除费。

8.6 When returning Leased Houses, Party B may not claim compensation from Party A for all fees expensed for decoration for whatsoever reason, or require Party A to acquire the decoration in the Leased Houses and all facilities and equipment added by Party B, or require Party A to pay the transportation fee, removal fee or demolish fee.

第九条 保险

Article 9 Insurance

租赁房屋建筑物本身的财产保险由甲方负责投保，乙方在租赁房屋内属于乙方产权所有的机器、设施、设备、产品等财产的意外保险由乙方负责投保。保险的投保对双方是必须的。

The property insurance for the constructions of the Leased Houses shall be covered by Party A, while the accident insurance for Party B's property in the Leased Houses which are owned by Party B such as machines, facilities, equipment and products shall be covered by Party B. Insurance coverage is necessary for both Party A and Party B.

第十条 权利和义务

Article 10 Rights and Obligations

10.1甲方的权利和义务

10.1 Rights and Obligations of Party A

（1）甲方保证租赁房屋的质量、安全状况均符合中华人民共和国及北京市的有关规定；

(1) Party A shall ensure that the quality and safety conditions of the Leased Houses are in line with the relevant provisions of the People's Republic of China and of the Beijing Municipality;

（2）甲方应按本合同的约定按时提供租赁房屋给乙方使用，在本合同期内不得就租赁房屋与任何第三方签订任何租赁合同或协议；

(2) Party A shall provide the Leased Houses to Party B for its use on time as agreed herein and may not conclude any lease contract or agreement with any third party in respect of the Leased Houses during the contract period;

（3）合同期内，甲方应承担根据法律、法规应由甲方承担的各种税费；

(3) During the contract period, Party A shall bear all taxes and surcharges to be borne by it under laws and regulations;

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（4）甲方或甲方的物业服务企业可依据改善租赁房屋管理的实际需要，制定、修改、取消有关租赁房屋的管理规则及其它必要的规章制度，但甲方或其物业服务企业须在任何新规则执行前不少于30日书面通知乙方，且新规则不应对乙方使用租赁房屋产生负面影响或增加乙方的费用支出；

(4) Party A or its property service enterprise formulate, modify or cancel management rules on the Leased Houses and other necessary rules and systems depending on the actual need to improve the management of Leased Houses, provided, however, that Party A or its property service enterprise shall notify Party B in writing at least 30 days before any new rules are implemented and such new rules shall not adversely affect Party B's use of Leased Houses or increase Party B' expenses and costs;

（5）甲方有权在不影响乙方正常办公/经营的情况下派工作人员进入租赁房屋进行有关检查和维修，但需在乙方人员陪同下进行，且提前24小时书面通知乙方，但紧急情况除外；

(5) Party A has the right to dispatch staff to enter the Leased Houses for inspection and maintenance without prejudice to Party B's ordinary work/operation, provided that the staff shall be accompanied by Party B's personnel and a written notice shall be given to Party B 24 hours in advance, except for in emergent cases;

（6）甲方应在整个合同期内以甲方的费用保持租赁房屋在以下几方面处于良好的状态：A、屋顶、主要结构、窗户、外墙壁、水管通道及机电设施设备和电力、电缆电线处于良好的使用状态，乙方自行进行的装修改造，增设和改造的设施设备及有关附属材料除外。B、任何电梯、防火及安全装置、暖气及空调系统处于正常运转状态。

(6) During the whole contract period, Party A shall keep at the cost of Party A: A. roof, main structure, windows, exterior walls, water pipes, electrical facilities and equipment, cables and wires in good use conditions, except for added or renovated facilities and equipment and related auxiliary materials in case of decoration and renovation independently carried out by Party B. B. any elevators, fire prevention and safety devices, heating and air conditioning systems in normal operation conditions.

（7）在本合同期内，甲方有权向第三方转让租赁房屋（或其任何部分），但甲方应及时通知乙方，在同等条件下乙方有优先购买权。转让租赁房屋时，甲方须以书面形式，保证要求购买方不能撤销及更改的承继本合同的履行。

(7) During the contract period, Party A has the right to assign the Leased Houses (or any part thereof) to a third party provided that Party A shall timely notify Party B, and Party B shall have the right of pre-emption under equal conditions. When assigning the Leased Houses, Party A shall guarantee, in writing, that the proposed buyer may not cancel and change the fulfillment of this Contract as inherited.

（8）甲方接受乙方的租金、物业管理费和其它费用，不得被视为甲方放弃其向乙方追究因乙方违反本合同项下乙方须遵守及履行的任何责任的权利。

(8) Party A's acceptance of rental, property management fee and other fees from Party B shall not be deemed as Party A's waiver of the right to hold Party B accountable for violation of any responsibility to be complied with and fulfilled b Party B hereunder.

（9）甲方一次或多次原谅乙方在本合同项下的违约行为，不得构成甲方放弃追究对乙方任何持续、将来的违约行为的依据，或不得在任何方面减损或影响甲方追究乙方任何持续、将来的违约行为的权利和补救。甲方做出或没有做出任何事项均不得构成甲方对乙方的违约行为放弃追究，除非甲方以书面明确表示放弃对乙方违约行为的追究。

(9) Party A's forgiveness for Party B's default hereunder for one time or repeatedly shall not constitute the ground of Party A's waiver of pursuing Party B's liability for any continuous or future default, and shall in no way dilute or affect Party A's right and remedy to pursue Party B's liability for any continuous or future default. No act or failure to act by Party A may constitute Party A's waiver of pursuing Party B's liability for default, unless such pursuing is clearly waived by Party A in writing.

（10）在本合同期内，如甲方抵押、转让租赁房屋，该项抵押、转让应以不影响乙方使用为前提。如因该项抵押、转让影响乙方的正常经营，甲方应赔偿乙方的损失。

(10) The mortgage or assignment, if any, of the Leased Houses by Party A during the contract period shall be based on the premise of not affecting Party B's use of the same. If such mortgage or assignment affects Party B's normal operation, Party A shall compensate Party B for the losses.

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10.2乙方的权利义务

10.2 Rights and Obligations of Party B

（1）在乙方按照本合同规定交纳租金及履行所有本合同项下乙方须遵守及履行的规定的前提下，有权使用租赁房屋及其配套的设施、设备，且不受到甲方的干预、干扰；

(1) Party B has the right to use the Leased Houses and the supporting facilities and equipment without Party A's intervention and interference, to the extent that Party B pays rental according to this Contract and performs all provisions to be complied with and performed by Party B hereunder;

（2）乙方有权要求甲方按照本合同的约定提供和保证本合同期内租赁房屋的正常使用；

(2) Party B has the right to require Party A to provide the Leased Houses as agreed herein and to ensure the normal use of Leased Houses during the contract period;

（3）乙方应遵守租赁房屋的一切规章管理制度，并促使其雇员、顾客、访客遵守及履行本合同项下应由乙方遵守或履行的全部条款。因上述人士的违反本合同的行为给甲方或第三人造成的损失，由乙方负责赔偿；

(3) Party B shall comply with all rules and regulations on the Leased Houses, and procure that all its employees, customers and visitors abide by and fulfill all clauses hereof that Party B shall comply with and fulfill. Any losses to Party A or a third party due to the violation of this Contract by the said persons shall be compensated by Party B;

（4）乙方同意按照已安装的分表计量，向甲方委托的物业管理公司缴清一切与租赁房屋有关的设施、设备使用费用及能源费用，并分摊总表与分表的表差费用。具体内容由物业管理企业与乙方签订的《代收代缴协议》加以约定。

(4) Party B agrees that it will pay to the property management company entrusted by Party A all facilities and equipment use fee and energy cost relating to the Leased Houses according to the submeter installed, and shall apportion the difference between the amount calculated under the total meter and that calculated under the submeter. The specific contents shall be agreed in the Agreement on Collection and Payment on Behalf between the property management enterprise and Party B.

（5）乙方同意遵守甲方及其委托的物业服务企业关于园区管理的规章制度，但其中如与本合同的约定条款不一致的，以本合同的约定为准。

(5) Party B agrees to comply with the rules and systems of Party A and its entrusted property service enterprise concerning park management. In case of any inconsistence between such rules and systems and the clauses hereof, the latter shall prevail.

（6）乙方在租赁房屋进行的经营活动或一切其他行为，须遵守中国法律、法规及政府部门下达的指令。在租赁房屋区域开展的经营业务，乙方应向政府有关部门取得必要的执照、批准或许可证（如有规定），同时乙方应保证上述证照在本合同期内完全有效。若因乙方的违法行为，而给甲方或第三人造成任何经济损失，乙方应承担赔偿责任。若甲方在名誉等方面因乙方的违法行为受到影响，则甲方有权保留对其在名誉等方面所受损失向乙方追索的权利。

(6) The operating activities or any other acts of Party B in the Leased Houses shall be subject to laws and regulations of China and directions of governmental departments. Before carrying out operating business in the area of Leased Houses, Party B shall secure necessary licenses, approvals or permits from the relevant governmental departments (if provided for), and shall ensure such permits or licenses remain valid in full during the contract period. In case of any economic loss to Party A or a third party due to Party B's illegal act, Party B shall be liable for compensation. If Party A is affected by Party B's illegal act in respect of reputation or other aspects, Party A has the right to reserve the right to recourse to Party B for such reputation or other losses.

（7）乙方应按本合同的规定按时缴付租金、物业管理费及本合同规定的其他任何费用；须按时支付其应承担的一切税费。

(7) Party B shall pay the rental, property management fee and any other fees stipulated in this Contract on time in accordance with the provisions hereof, and shall pay all taxes and surcharges payable by him on time.

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（8）乙方有责任确保租赁房屋的装修、间隔等符合消防、环保、建筑规范或其他有关法律法规及条例的要求；

(8) Party B has the responsibility to ensure that the decoration and spacing of the Leased Houses comply with fire protection, environmental protection and building standards or the requirements of other relevant laws, regulations and rules;

（9）乙方不得在该房屋的地面上放置超过设计荷载的物品；不得在租赁房屋内存放易燃易爆危险品及发出强烈气味的物品，不得在租赁房屋内制造或渗漏任何具有强烈异味或对环境造成污染的气体或其它物品。若乙方确需存放上述物品，需事先征得甲方同意，并办理相关政府审批手续，并对由此产生的一切事项承担责任。

(9) Party B shall not put articles beyond the designed load on the ground of the Leased Houses, or store inflammable and explosive dangerous goods and articles with strong smell in the Leased Houses, or make or leak any gas or other articles in the Leased Houses which have strong unusual odor or cause pollution to the environment. If Party B indeed needs to store such articles, it shall first obtain Party A's consent and handle the relevant government approval formalities, and shall be held liable for all matters arising therefrom.

（10）乙方不得在租赁房屋进行任何非法或不道德的活动或宗教活动；

(10) Party B shall not engage in any illegal or immoral activities or religious activities in the Leased Houses;

（11）乙方应遵守国家有关消防安全规定，若因违反规定而发生的一切意外，乙方需承担所有责任和赔偿甲方因此而产生的一切损失；

(11) Party B shall comply with the relevant fire safety regulations of the state. If any accident occurs due to Party B's violation of such regulations, Party B shall bear all liability and compensate for all losses so caused to Party A;

（12）乙方的代理人、雇员、经乙方许可使用租赁房屋的任何人的任何行为及其它任何人经乙方许可做出的行为均被视为乙方本身的行为，由乙方对其行为负全责。

(12) Any acts of Party B's agents or employees, or any person permitted by Party B to use the Leased Houses and any acts of any other person as permitted by Party B, shall be deemed as Party B's acts; and Party B shall be held fully accountable for all such acts.

（13）乙方在租赁房屋的任何活动而产生的意外、诉讼等一切责任，全部由乙方自行负责。因有关事件令甲方产生的经济损失，乙方需向甲方赔偿。

(13) Party B shall be held liable for any accidents or litigations arising from any act of Party B in the Leased Houses. Any economic loss to Party A due to the related incidents shall be compensated by Party B.

（14）乙方如需在租赁房屋外墙或外侧展示、树立任何广告、招牌等凸出物的，需与甲方进行协商，经甲方书面同意后方可进行。

(14) Party B shall consult with Party A if it needs to display or establish any advertisement, signboard or other protrusions on the outer wall or outer side of the Leased Houses, and may display or establish the same only upon written consent of Party A.

（15）乙方自行负责租赁房屋区域内其财产的安全，甲方不为乙方租赁区域人身损害或财产损失承担任何责任，除非该损失、损害是由于甲方的过错造成的。

(15) Party B shall be responsible for the safety of the property within the area of the Leased Houses. Party A shall not be held liable for any personal damage or property loss of Party B in lease area, unless such loss or damage is caused by Party A's fault.

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第十一条 解除本合同的条件及违约责任

Article 11 Conditions for Discharge of Contract and Liabilities for Breach of Contract

11.1甲、乙双方同意在本合同期内，有下列情形之一的，本合同自动解除，双方互不承担责任：

11.1 The Parties agree that this Contract will be automatically discharged during the contract period under any of the following circumstances, and no Party will bear liability for the other Party:

（1）非甲、乙双方或其雇员、承建商的原因而导致租赁房屋损毁、灭失或者被鉴定为危房的， or

(1) where the Leased Houses are damaged, lost or identified as dangerous buildings for a reason not attributable to the Parties and their employees or the builder,

（2）因不可抗力因素致使租赁房屋及其附属设施遭到严重损坏，双方同意本合同无法继续履行的。双方在此确认前述的不可抗力是指包括地震、台风、水灾和其他自然灾害；疫情、突发公共卫生事件、战争、战争威胁、暴动和类似的军事行动、封锁、恐怖活动、民间骚动以及非本合同双方员工的罢工、怠工和其他工人运动、能源短缺或政府的禁运令、禁止令。

(2) where the Leased Houses and their ancillary facilities were seriously damaged due to force majeure, and the Parties agree that it is unable to perform this Contract any more. The Parties hereby acknowledge that the foregoing force majeure refers to earthquake, typhoon, flood and other natural disasters; epidemic situation, public health emergencies, war, war threat, riot and similar military act, blockade, terrorist activities, civil commotion, and strike, slowdown and other labor movement not on the part of employees of the Parties hereto, the shortage of energy, or governmental embargo or injunction.

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如因不可抗力原因及非因甲、乙双方原因导致租赁房屋全部或其主要部分受到破坏、损毁，致使其不适宜使用或占有，租赁房屋在破坏、损坏发生后六个月内尚未得到重修或重建，甲、乙任何一方可以书面通知对方，终止本合同。在前述情形下，甲方没有义务对租赁房屋进行重修或重建，乙方可在租赁房屋遭受上述破坏、损毁的次日起停止或按租赁房屋受破坏损毁的程度相应减少支付租金，直到租赁房屋完成重修或重建。

In case all of or main parts of the Leased Houses are damaged or destroyed due to force majeure or a reason not attributable to the Parties so that the Leased Houses are not suitable for use or occupation, if the Leased Houses are not reconstructed or rebuilt within six months after the damage or destruction, either Party may terminate this Contract by giving the other Party A written notice. In this case, Party A has no obligation to reconstruct or rebuild the Leased Houses, and Party B may stop paying rental from the day immediately after the Leased Houses are so damaged or destroyed or may pay reduced rental according to the extent of such damage or destruction, until the Leased Houses are reconstructed or rebuilt.

在不影响一方对另一方就任何在本合同解除前的索赔或违反本合同项下之条款的权利继续有效的前提下，甲、乙方任何一方在收到对方按照本条规定发给的书面通知后，本合同终止。

Without prejudice to the validity of a Party's right against the other Party in respect of a claim before the discharge of this Contract or of the violation of clauses hereof, this Contract will terminate after either Party receives a written notice from the other Party given according to this article.

11.2甲、乙双方应谨慎行使和履行本合同中约定的权利和义务，任何一方因未履行或未完全履行在本合同中的权利、义务，而给对方造成损失的，应承担相应的赔偿责任。

11.2 The Parties shall prudently exercise and fulfill rights and obligations agreed herein. Any party shall bear the liability to compensate the other Party for any losses to such other Party caused by the party's failure to fulfill or fully fulfill its rights and obligations hereunder.

11.3甲方有权在下列任何情形发生后提前解除本合同并提前收回租赁房屋或其任何部分；

11.3 Party A has the right to early discharge this Contract and recover the Leased Houses or any part thereof in advance if:

（1）乙方在按照本合同约定的租金、物业管理费、保证金及其它费用到期支付日后经甲方书面催收后30日内仍未能足额支付上述费用的；

(1) Party B fails to pay in full the rental, property management fee, deposit and other fees agreed herein within 30 days after Party A urges Party B to pay such fees in writing after they become due and payable;

（2）乙方违反本合同中所约定的义务性条款及政府的相关规定，并在甲方发出书面通过后30日内未予纠正；

(2) Party B violates the obligation-related clauses hereof and the related governmental provisions and fails to make a correction within 30 days after Party A gives Party B a written notice requiring such correction;

（3）乙方破产或进行清算程序，或第三方向法院申请对乙方进行清算且法院受理该申请的；

(3) Party B becomes bankrupt or enters liquidation procedures, or a third Party Applies to the court for liquidating Party B and the court accepts the application;

（4）乙方擅自中断、停止其业务经营或放弃承租租赁房屋的；

(4) Party B arbitrarily suspends or stops its business operation or waives the renting of the Leased Houses;

（5）乙方在租赁房屋内的产业被司法部门或职能部门查封或扣押，30日内未能解除查封或扣押的； or

(5) Party B's property in the Leased Houses is confiscated or detained by a judicial department or functional department and the confiscation or detention is not cancelled within 30 days;

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（6）乙方在未征得甲方同意下擅自改变租赁房屋用途，或未按本协议约定的范围擅自转租租赁房屋的。

(6) Party B changes the purpose of the Leased Houses without consent of Party A, or arbitrarily sub-leases the Leased Houses beyond the scope agreed herein.

当发生上述情况时，本合同自甲方将解除合同通知书送达乙方之日即行解除。本合同依本条解除时，乙方应按甲方规定的合理时间交还租赁房屋，如乙方不按甲方规定的时间交还租赁房屋，甲方有权依本合同的规定自行收回租赁房屋，并要求乙方承担违约责任。

Under any of the said circumstances, this Contract will be discharged on the date when Party A delivers the notice on discharge of contract to Party B. When this Contract is discharged under the present article, Party B shall return the Leased Houses at the reasonable time specified by Party A; if Party B fails to do so, Party A shall have the right to recover the Leased Houses on its own according to this Contract and require Party B to bear the liability for breach of contract.

11.4甲、乙双方同意，在发生下列情形之一时，一方可书面通知另一方解除本合同，违反合同的一方，应向另一方支付相当于当年应收月租金两倍的违约金；给对方造成损失的，支付的违约金不足以抵付一方损失的，还应赔偿与违约金的差额部分的损失；

11.4 The Parties agree that under any of the following circumstances, a Party may discharge this Contract by notifying the other Party in writing, and the breaching party shall pay to the other Party liquidated damages equivalent to two times of the monthly rental receivable for that year; in case losses are caused to the other Party, if the liquidated damages paid are insufficient to cover such losses, the breaching party shall also compensate for the difference between the liquidated damages and such losses;

（1）甲方交付的租赁房屋存在重大缺陷，以致危及乙方安全的； or

(1) where the Leased Houses delivered by Party A have material defects, endangering the safety of Party B;

（2）因甲方或乙方的原因造成租赁房屋结构损坏的；

(2) where the structure of the Leased Houses is damaged due to a reason attributable to Party A or Party B;

11.5除法律另有规定或本合同另有约定外，甲、乙任何一方均不得擅自终止本合同，否则应向另一方支付相当于当年应收月租金四倍的违约金，并赔偿另一方因本合同提前终止而导致的直接经济损失。

11.5 Unless otherwise prescribed by laws or agreed herein, no Party may arbitrarily terminate this Contract, otherwise it shall pay to the other Party liquidated damages equivalent to four times of the monthly rental receivable for that year, and compensate for the direct economic losses to the other Party due to early termination of this Contract.

11.6在发生违约事件后，甲方无论是否继续收取租金不影响甲方向乙方追究违约责任的权利。乙方未按本合同规定付足租金或其他费用，不影响甲方对这些租金、费用不足部分的追索权，亦不影响甲方按本合同及有关法律规定采取其他补偿措施的权利。

11.6 In the event of a breach of contract, whether Party A continues to collect rental will not affect Party A's right to pursue Party B's liability for breach of contract. If Party B fails to pay the rental or other fees in full according to this Contract, it shall not affect Party A's right of recourse in respect of the short rental or fees, nor shall it affect Party A's right to take other compensation measures under this Contract and the relevant laws.

第十二条 法律适用及争议解决

Article 12 Applicable Law and Dispute Resolution

12.1本合同的订立、效力、解释、履行、争议的解决均受中国法律的管辖。

12.1 The conclusion, effectiveness, interpretation and performance of this Contract and dispute settlement shall be governed by laws of China.

12.2甲、乙双方因履行本合同而发生的或与本合同有关的一切争议，双方应通过友好协商解决，如果协商不能解决的，由租赁房屋所在地的人民法院管辖。

12.2 Any and all disputes arising from the performance of this Contract or relating to this Contract shall be settled by the Parties through friendly negotiation; if such negotiation fails, the disputes shall be governed by the people's court of the locality of the Leased Houses.

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第十三条 附则

Article 13 Supplementary Provisions

13.1若本合同的部分条款根据法律规定成为无效或不能执行，则本合同其他条款的有效性、合法性和可执行性不受影响，任何一方不得以此为理由拒绝履行本合同其他的条款。

13.1 If some clauses hereof become invalid or unenforceable, the effectiveness, validity and enforceability of the other clauses hereof shall not be affected, and no Party may refuse to implement the other clauses hereof on this ground.

13.2凡有关本合同的通知、请求或其他通讯往来，需以书面形式为准，并采用挂号邮寄或专人送达或传真任一方式传递至本合同之首所列双方地址，致乙方的函件可传递至租赁房屋。双方在该书面信函寄出之日即视为对方已收到函件。如任何的名称、地址及法定代表人发生变更时，该方必须及时直接以书面通知另一方。

13.2 Any notices, requests or other communications relating to this Contract shall be made in writing and delivered to the Parties' addresses set forth in the beginning of this Contract by registered mail or personal service or fax; and any letters, if addressed to Party B, may be delivered to the Leased Houses. The party to which such written letter is addressed shall be deemed as having received the letter on the date when the same is sent. In case of any change in the name, address and legal representative of any Party, such Party shall timely notify the other Party directly in writing.

13.3本合同未尽事宜，由甲、乙双方另行签订补充协议，作为本合同的附件，与本合同具有同等法律效力。

13.3 For any matters not covered herein, the Parties may otherwise conclude a supplementary agreement as an appendix hereto which shall have the same legal force as this contact.

13.4双方在此确认本合同以上内容为双方经充分协商讨论后达成的一致的意思表示，双方已完全理解并接受本合同内容，不存在胁迫、欺诈、重大误解、显失公平的情形。

13.4 The Parties hereby acknowledge that the above contents hereof are unanimous manifestation of the intention of the Parties after full negotiation and discussion, the Parties have fully understood and accepted the contents hereof, free and clear of duress, fraud, gross misunderstanding and obvious unjust.

13.5本合同经甲、乙双方法定代表人或其授权代表签字盖章后生效，并于承租期满或被提前终止时，且双方债务结算完毕之日起失效。

13.5 This Contract shall come into force upon signatures and seals by the legal representatives or authorized representatives of the Parties and will become null and void when the Lease Term is expired or early terminated and the Parties' debt are settled in full.

13.6本合同正本一式四份，甲、乙双方各执两份，具有同等法律效力。

13.6 This Contract is made in quadruplicate of the same legal effect, with each party holding two.

（以下无正文）

(There is no text hereunder)

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（本页为签署页）

(This page is for signatures)

甲方：北京经开工大投资管理有限公司（公章）

Party A: Beijing Jingkai Gongda Investment Management Co., Ltd. (official seal)

法定代表人或授权代表签字：

Legal representative or authorized representative (signature):

乙方：北京华夏大地远程教育网络服务有限公司（公章）

Party B: Beijing Huaxia Dadi Distance Learning Services Co., Ltd. (official seal)

法定代表人或授权代表签字：

Legal representative or authorized representative (signature):

签约时间：2016年6月1日

Signed on: June 1, 2016.

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